Exhibit 10.3

WAIVER AGREEMENT

This WAIVER AGREEMENT, dated as of April 11, 2025 (this “Agreement”), is entered into by and between Cloudastructure, Inc., a Delaware corporation (“Company”), and Atlas Sciences, LLC, a Utah limited liability company, its successors and/or assigns (“Investor”). Company and Investor may hereinafter be referred to collectively as the “Parties.” Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to them in the EPA (as defined below).

WHEREAS, Company and Investor are parties to that certain Equity Purchase Agreement dated November 25, 2024 (the “EPA”), and that certain Registration Rights Agreement dated November 25, 2024 (the “RRA”).

WHEREAS, Investor has agreed to waive its right to cause Company to register Put Shares for a certain period of time.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

1. Waiver. Investor agrees to waive all obligations of Company under the EPA and the RRA to register Put Shares until the date that is sixty (60) from the date that the SEC declares the Form S-1 Registration Statement to be filed by Company with respect to the resale of shares of Common Stock for Streeterville Capital, LLC effective.

2. Miscellaneous.

(a) Except as otherwise provided herein, the EPA and the RRA shall remain unchanged and in full force and effect.

(b) From and after the date of this Agreement, any reference in the EPA or the RRA to “hereof,” “herein,” “hereunder,” “hereby,” and “this Agreement” shall be deemed a reference to the EPA or the RRA as modified by this Agreement.

(c) The provisions contained in Article X of the EPA are incorporated by reference in this Agreement mutatis mutandis.

(d) The EPA and the RRA as modified by this Agreement, are hereby ratified and confirmed in all respects. In the event of a conflict between the EPA or the RRA and this Agreement, the terms of this Agreement shall control.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date set forth above.

INVESTOR

Streeterville Capital, LLC

By:	/s/ John Fife
John M. Fife, President

COMPANY:

Cloudastructure, Inc.

By:	/s/ James McCormick
James McCormick, Chief Executive Officer

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